COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

20.  COMMITMENTS AND CONTINGENCIES

(a) Operating lease commitments

The Group has entered into lease agreements for certain hotels which it operates. Such leases are classified as operating leases.

Future minimum lease payments under non-cancellable operating lease agreements at December 31, 2018 were as follows:

Year Ending December 31,
2019	2,854
2020	2,863
2021	2,777
2022	2,661
2023	2,548
Thereafter	15,669
Total	29,372

(b) Purchase Commitments

As of December 31, 2018, the Group’s commitments related to leasehold improvements and installation of equipment for hotel operations was RMB91, which is expected to be incurred within one year.

(c) Contingencies

The Group is subject to periodic legal or administrative proceedings in the ordinary course of our business. As of December 31, 2016, the Group had several cases outstanding, including lease contract terminations and disputes, and construction contract disputes. The Group believed it was probable that settlement liabilities would be involved, and therefore accrued contingencies of RMB66 in other operating expense based on the terms of contract, laws and regulations and latest negotiation result. For the year ended December 31, 2017, the Group had settled several cases and undergoes new cases. Therefore, the Group reversed contingencies of RMB36 and further accrued RMB11 based on latest negotiation or arbitration result with the remaining accrued contingencies of RMB41. For the year ended December 31, 2018, the Group had settled several cases and undergoes new cases. Therefore, the Group reversed contingencies of RMB25 and further accrued RMB4 based on latest negotiation or arbitration result with the remaining accrued contingencies of RMB20. The Group does not believe that any other currently pending legal or administrative proceeding to which the Group is a party will have a material adverse effect on the financial statements.